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                                                                      EXHIBIT 10

                                 PixTech, Inc.
                         (A DEVELOPMENT STAGE COMPANY)

                            FIRST AMENDMENT to the
                         PRIVATE EQUITY LINE AGREEMENT
                                BY AND BETWEEN
                          KINGSBRIDGE CAPITAL LIMITED
                                      AND
                                 PIXTECH, INC.

  This First Amendment (this "Amendment") to the Private Equity Line Agreement dated as of August 9, 1999 (the "Equity Line Agreement") by and between Kingsbridge Capital Limited (the "Investor") and PixTech, Inc., a Delaware corporation (the "Company") is made as of June __, 2001. Capitalized terms not defined herein shall have the meanings ascribed to them in the Equity Line Agreement.

  The Effective Date under the Equity Line Agreement was the date on which the SEC first declared effective the registration statement on Form S-1 relating to the resale of shares put to the Investor by the Company pursuant to the Equity Line Agreement, which date was September 27, 1999. The Equity Line Agreement provided for a basic term of twenty-four (24) months from the Effective Date. The Investor and the Company wish to extend the term of the Equity Line Agreement by an additional six (6) months.

  Now, therefore, in consideration of the promises hereinafter set forth and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree to amend the Equity Line Agreement as follows:

1. Section 1.8 of the Equity Line Agreement is hereby deleted in its entirety and replaced with the following:

          "Section 1.8 "Commitment Period" shall mean the period commencing on the Effective Date and expiring on the earliest to occur of (i) the date on which the Investor shall have purchased Put Shares pursuant to this Agreement for an aggregate Purchase Price equal to the Maximum Commitment Amount, (ii) the date this Agreement is terminated pursuant to Section 2.4, or (iii) March 27, 2002."

2. Section 10.4 of the Equity Line Agreement is hereby amended to (i) replace "Yves Morel" with "Marie Boem", (ii) add "(011) 33-4-42-29-0509" as the facsimile number for notices to the Company, and (iii) replace "Michael Lytton, Esq. and Marc A. Rubenstein, Esq." with "Richard B. Smith, Esq."

3. Section 10.8 of the Equity Line Agreement is hereby deleted in its entirety and replaced with the following:

          "Section 10.8 Termination;Survival. This Agreement shall terminate on the earliest to occur of (i) March 27, 2002, (ii) such date that the Investor terminates this Agreement pursuant to

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                                  PixTech, Inc.--Form 10Q--June 30, 2001 Page 19
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                                 PixTech, Inc.
                         (A DEVELOPMENT STAGE COMPANY)


          Section 2.4 hereof and (iii) the date on which the Company has made Puts with an aggregate Investment Amount equal to the Maximum Commitment Amount; provided, however, that the provisions of Articles VI, VIII, X and Section 7.3 shall survive termination of this Agreement."

4. Except as amended hereby, the Equity Line Agreement shall continue in full force and effect.

  IN WITNESS WHEREOF, this Amendment has been duly executed in counterparts as of June 25th, 2001.

                              KINGSBRIDGE CAPITAL LIMITED

                              By:  /s/ Adam Gurney
                                   --------------------------
                                   Name: Adam Gurney
                                   Title:  Director



                              PIXTECH, INC.

                              By:  /s/ Marie Boem
                                   --------------------------
                                   Marie Boem
                                   Chief Financial Officer


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                                  PixTech, Inc.--Form 10Q--June 30, 2001 Page 20